UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2026

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange*

*	On March 3, 2026, the New York Stock Exchange determined to commence proceedings to delist and immediately suspend trading in the Class A common stock, par value $0.0001 per share, of Vicarious Surgical Inc. The registrant’s Class A common stock is currently quoted on the OTCID market tier operated by The OTC Markets Group, Inc. under the symbol “RBOT.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement Amendments

On March 4, 2026, Vicarious Surgical Inc. (the “Company”) entered into amendments (the “Employment Agreement Amendments”) to the Executive Employment Agreements (the “Employment Agreements”) between the Company and each of Adams Sachs, the President of the Company, and Sammy Khalifa, the Chief Technology Officer of the Company.

Pursuant to their respective Employment Agreement Amendments, Mr. Sachs and Mr. Khalifa agreed to voluntarily reduce their annual base salaries to approximately $270,810 and $318,600, respectively. Notwithstanding the salary reductions, however, any target bonus amounts or severance payment amounts payable pursuant to the Employment Agreements will continue to be calculated on the basis of the base salaries as in effect for Mr. Sachs and Mr. Khalifa immediately prior to the execution of the Employment Agreement Amendments.

The foregoing descriptions of the Employment Agreement Amendments are summaries and do not purport to be complete. Such descriptions are qualified in their entirety by reference to the text of the Employment Agreement Amendments for Mr. Sachs and Mr. Khalifa, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Executive Employment Agreement, dated as of March 4, 2026, between Vicarious Surgical Inc. and Adam Sachs
10.2	Amendment to Executive Employment Agreement, dated as of March 4, 2026, between Vicarious Surgical Inc. and Sammy Khalifa
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/ Stephen From
Name:	Stephen From
Title:	Chief Executive Officer

Date: March 6, 2026

2